UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	001-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

(614) 283-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2017 (the “Effective Date”), Abercrombie & Fitch Management Co. (“A&F Management”), a subsidiary of Abercrombie & Fitch Co. (“A&F” and collectively with A&F Management, the “Company”), executed and entered into agreements (the “2017 Agreements”) with a number of A&F’s executive officers, including Fran Horowitz, Joanne C. Crevoiserat, Kristin Scott and Stacia Andersen (each of whom is a named executive officer for purposes of this Current Report on Form 8-K and is referred to herein as an “NEO”). As previously disclosed in A&F’s definitive Proxy Statement for its 2017 Annual Meeting of Stockholders to be held on June 15, 2017, the Compensation and Organization Committee of the Board of Directors (the “Board”) of A&F approved the form of the 2017 Agreements on February 14, 2017. The 2017 Agreements reflect an update to certain provisions of the executive severance agreements entered into by A&F Management on July 7, 2015 with Fran Horowitz, the form of which was disclosed as Exhibit 10.2 to A&F’s Current Report on Form 8-K filed July 9, 2015 and on October 15, 2015 with Joanne C. Crevoiserat, the form of which was disclosed as Exhibit 10.2 to A&F’s Current Report on Form 8-K filed October 19, 2015 (collectively, the “2015 Agreements”) and on May 20, 2016 with each of Kristin Scott and Stacia Andersen, the forms of which were disclosed as Exhibit 10.4 and 10.2, respectively, to A&F’s Current Report on Form 8-K filed May 23, 2016 (collectively, the “2016 Agreements”). The 2017 Agreements will supercede the 2015 Agreements and the 2016 Agreements and are intended to continue to support the Company’s retention strategy and align the Company’s practices with current practices in the Company’s industry and peer group.

Term. The 2017 Agreements have an intial two-year term, followed by automatic renewal on an annual basis, unless otherwise determined by the Company or the NEO by providing notification to the contrary at least 90 days prior to the date on which the additional term would have automatically began. However, if a change of control (as defined in the 2017 Agreements) occurs during the original term or an additional term, the term of the 2017 Agreements will extend until the later of the expiration of the original term or the additional term, as applicable, or the 18-month anniversary of such change in control.

Benefits. If an NEO’s employment terminates during the term of her 2017 Agreement, the Company will, in all cases, pay to her all accrued but unpaid compensation earned by her through the date of her termination.

If the employment of an NEO is terminated by the Company without “cause” (as defined in the 2017 Agreements), other than as a result of her death or disability, or by her for “good reason” ( as defined in the 2017 Agreements) during the term (other than during the three months prior to, or the 18 months following, a change of control of the Company) and she executes a release of claims acceptable to the Company:

•	the Company will continue to pay her base salary in bi-weekly installments for 18 months following the termination date;

•	the Company will pay her, at the time specified in her 2017 Agreement, a pro-rated portion of her bonus under the short-term cash bonus plan of the Company in which she was eligible to participate in the year of her termination date, based on actual performance during the applicable bonus period (as defined in her 2017 Agreement) and the number of days in such bonus period that elapse prior to the termination date;

•	the Company will reimburse her during the 18 months following the termination date for 100% of the monthly premium costs of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), subject to her election of such coverage and satisfaction of the additional eligibility requirements set forth in her 2017 Agreement;

•	in the case of Ms. Crevoiserat and Ms. Horowitz, the Company will pay them the additional cash amounts to which they are entitled, if any, under their respective offer letters; and

•	the outstanding equity awards held by her will vest (if at all) in accordance with the terms of her award agreements and, in the case of Ms. Crevoiserat and Ms. Horowitz, their respective offer letters.

If the employment of an NEO is terminated by the Company without cause (other than as a result of her death or disability) or by her for good reason during the three months prior to, or the 18 months following, a change of control of the Company and she executes a release of claims acceptable to the Company:

•	in the case of Ms. Horowitz and Ms. Crevoiserat, the Company will continue to pay their respective base salaries in bi-weekly installments for 18 months following the termination date;

•	in the case of Ms. Scott and Ms. Andersen, the Company will pay them, at the time specfied in their respective 2017 Agreements, a lump-sum amount equal to 18 months of their respective base salaries;

•	the Company will pay her, at the time specified in her 2017 Agreement, a lump-sum payment in an amount equal to 1.5 times her target bonus opportunity under the Company’s short-term cash bonus plan in which she was eligible to participate in respect of the Company’s fiscal year in which the termination date occured;

•	the Company will reimburse her during the 18 months following the termination date for 100% of the monthly premium costs of continuation coverage under COBRA, subject to her election of such coverage and satisfaction of the additional eligibility requirements set forth in her 2017 Agreement; and

•	the outstanding equity awards held by her will vest (if at all) in accordance with the terms of her award agreements.

In the case of Ms. Crevoiserat and Ms. Horowitz, these change of control benefits will be provided in lieu of the amounts payable under their respective offer letters with respect to a “Change of Control.”

If the employment of an NEO is terminated by reason of her disability, she will be entitled to receive any benefits available under the Company’s long-term disability plan (if any). If the employment of an NEO is terminated by the Company for cause, by her without good reason, or by reason of her death or disability, the outstanding equity awards held by her will vest (if at all) in accordance with the terms of her award agreements.

Restrictive Covenants. The 2017 Agreements impose various restrictive covenants on the NEOs, including non-competition, non-solicitation, non-disparagement, and confidentiality covenants. The non-competition covenant prohibits the NEOs from engaging in certain activities with identified competitors of the Company during their employment and for a period of 12 months after the termination of their employment. The non-solicitation covenant prohibits the NEOs from engaging in certain solicitation activities during their employment and for a period of 24 months after the termination of their employment.

This summary of the 2017 Agreements is qualified in its entirety by reference to the complete text of: (i) the form of 2017 Agreement entered into between A&F Management and each of Fran Horowitz and Joanne C. Crevoiserat, which is incorporated herein by reference and a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K; (ii) the form of 2017 Agreement entered into between the A&F Management and each of Kristin Scott and Stacia Andersen, which is incorporated herein by reference and a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K; (iii) the offer letter between Abercrombie & Fitch and Joanne C. Crevoiserat, together with the related Agreement between Abercrombie & Fitch Management Co. and Joanne C. Crevoiserat, which are incorporated herein by reference and copies of which were filed as Exhibit 10.1 to A&F’s Quarterly Report on Form 10-Q for the quarterly period ended May 3, 2014; and (iv) the offer letter between Abercrombie & Fitch and Fran Horowitz, which is incorporated herein by reference and a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by A&F on October 15, 2014.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with or incorporated by reference in this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Agreement entered into between Abercrombie & Fitch Management Co. and each of Joanne C. Crevoiserat and Fran Horowitz as of May 10, 2017, the execution date by Abercrombie & Fitch Management Co.*

10.2	Form of Agreement entered into between Abercrombie & Fitch Management Co. and each of Kristin Scott and Stacia Andersen as of May 10, 2017, the execution date by Abercrombie & Fitch Management Co.*

10.3

Letter, dated April 3, 2014, from Abercrombie & Fitch to Joanne C. Crevoiserat setting forth terms of employment as Executive Vice President-Finance and Chief Financial Officer, and accepted by Joanne C. Crevoiserat on April 8, 2014, together with the related Agreement, made and entered into April 27, 2014, executed by Joanne C. Crevoiserat on April 8, 2014 and by Abercrombie & Fitch Management Co. on April 27, 2014 (Incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Abercrombie & Fitch Co. for the quarterly period ended May 3, 2014

(SEC File No. 1-12107)).

10.4	Offer Letter, accepted by Fran Horowitz on October 9, 2014, by and between Abercrombie & Fitch and Fran Horowitz (Incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Abercrombie & Fitch Co. filed on October 15, 2014 (SEC File No. 1-12107)).

*	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: May 12, 2017	By:	/s/ Robert E. Bostrom
Robert E. Bostrom
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated May 12, 2017

Abercrombie & Fitch Co.

Exhibit No.	Description

10.1	Form of Agreement entered into between Abercrombie & Fitch Management Co. and each of Joanne C. Crevoiserat and Fran Horowitz as of May 10, 2017, the execution date by Abercrombie & Fitch Management Co.*

10.2	Form of Agreement entered into between Abercrombie & Fitch Management Co. and each of Kristin Scott and Stacia Andersen, as of May 10, 2017, the execution date by Abercrombie & Fitch Management Co.*

10.3	Letter, dated April 3, 2014, from Abercrombie & Fitch to Joanne C. Crevoiserat setting forth terms of employment as Executive Vice President-Finance and Chief Financial Officer, and accepted by Joanne C. Crevoiserat on April 8, 2014, together with the related Agreement, made and entered into April 27, 2014, executed by Joanne C. Crevoiserat on April 8, 2014 and by Abercrombie & Fitch Management Co. on April 27, 2014 (Incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Abercrombie & Fitch Co. for the quarterly period ended May 3, 2014 (SEC File No. 1-12107)).

10.4	Offer Letter, accepted by Fran Horowitz on October 9, 2014, by and between Abercrombie & Fitch and Fran Horowitz (Incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Abercrombie & Fitch Co. filed on October 15, 2014 (SEC File No. 1-12107)).

*	Filed herewith.